UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Item 1. Report to Shareholders

Personal Strategy Growth Fund	November 30, 2015

The views and opinions in this report were current as of November 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks declined in the six months ended November 30, 2015, a volatile period for global financial markets as concerns about slowing growth in overseas markets offset signs of strength in the U.S. economy. Stocks in international markets posted steep declines as geopolitical uncertainty, slumping commodity prices, and decelerating growth in China weighed on the growth outlook. U.S. bonds produced negative returns. Investment-grade bonds fell slightly, while high yield debt lagged with a larger loss. Within international markets, non-U.S. dollar-denominated debt retreated. The dollar surged against most currencies as investors anticipated that the Federal Reserve would increase interest rates for the first time since 2006 by year-end in contrast to more accommodative monetary policies from major central banks, including the European Central Bank and the Bank of Japan.

In this uneven global growth environment, the Personal Strategy Funds posted modest losses in the first half of their fiscal year. Each fund trailed its respective combined index portfolio. The performance of each fund against its respective Morningstar index and Lipper peer group index was mixed.

MARKET ENVIRONMENT

U.S. stocks ended the reporting period slightly lower. According to various Russell indexes, U.S. large-cap stocks posted the smallest declines, followed by small- and mid-caps, respectively. The U.S. economy continued to strengthen over the past six months, and the Fed signaled that it was ready to start normalizing monetary policy by year-end. The dollar appreciated against virtually all currencies as the prospect of higher rates and relatively strong growth in the U.S. coincided with slowing growth and decisions by several central banks to expand their quantitative easing programs. A sell-off in Chinese stock markets followed by a surprise currency devaluation over the summer raised concerns about China’s decelerating economy and its impact on the global outlook. Shortly after our reporting period ended, the Fed raised its benchmark interest rate by 0.25%, a widely expected move following signs of growing strength in the U.S. economy.

Stocks in developed European markets fell as weakening global growth and slowdowns in many emerging markets threatened to derail the region’s tepid economic recovery. China’s slowdown was particularly worrisome given its position as a key export market for many European multinationals. Gross domestic product (GDP) in the euro area expanded 0.3% in the third quarter from the previous three months, the weakest pace this year, the European Union reported in November. Japanese equities declined. The Bank of Japan continued to implement its unprecedentedly large stimulus program in an effort to fight chronic deflation and lift domestic consumption. However, the country’s economic recovery remained fragile. Japan narrowly skirted a recession this year as its GDP slightly expanded in the third quarter instead of contracting as previously estimated, the government announced after our reporting period ended.

Emerging markets stocks shed roughly 17% as concerns about China’s economy, a collapse in commodity prices, and expectations of higher U.S. rates dampened risk appetite. Brazil and Russia grappled with recession. Currency weakness in many emerging markets amplified their losses in dollar terms.

U.S. bonds produced negative returns. In the investment-grade universe, Treasuries were mixed as returns of intermediate maturities rose slightly while longer maturities lost ground. High yield debt dropped as plunging oil prices drove down prices of bonds issued by energy-related companies, which account for a large part of the high yield universe. Non-U.S. dollar bonds in developed and emerging markets declined in dollar terms. The dollar’s strength against most currencies eroded gains from price appreciation on local currency bonds in developed and emerging markets.

PORTFOLIO REVIEW AND POSITIONING

Asset Allocation
The three Personal Strategy portfolios have the ability to overweight or underweight allocations to asset classes or sub-asset classes based on the views of the T. Rowe Price Asset Allocation Committee. The committee meets on a monthly basis to evaluate economic, market, and earnings trends, among other factors, and to look for opportunities over a six- to 18-month investment horizon. We typically seek to overweight segments of the market that we believe are attractively valued and underweight areas that are more richly valued.

As of the end of the reporting period in November, we are neutral between stocks and bonds. Equity valuations remain above historical averages with less support from earnings growth. While valuations are above historical averages across multiple measures, we believe that underlying fundamentals in most sectors remain solid and that improving economic growth should be supportive of stocks. We expect modest returns from bonds given that the current low-yield environment offers a weak foundation and the potential for capital losses as interest rates increase. Monetary policies of global central banks are expected to stay accommodative for some time as they try to support growth, which should temper downside risks to bonds. Additionally, we believe that a rise in U.S. interest rates may be limited as growth remains subdued and demand for U.S. bonds persists with U.S. yields among the highest in the developed markets.

Stocks
We favor international stocks over U.S. stocks based on prospects for stronger earnings growth and modestly more attractive valuations, though disparities exist in valuations across regions and sectors. While the U.S. economic cycle is further advanced than most other major economies, many non-U.S. economies and companies are expected to benefit from currency weakness and support from accommodative monetary policies. Earnings and margin levels in Europe remain well below pre-crisis levels in contrast with the U.S., where earnings and margins are at peak levels.

We favor emerging over developed markets stocks. Emerging markets stock valuations remain below long-term historical averages relative to developed markets given persistent underperformance. While the potential for further economic weakness and the Fed’s normalization of interest rate policy represent near-term risks, we believe that valuations in emerging markets are deeply discounting longer-term growth potential.

We remain underweight real assets equities given concerns about excess supply in the energy sector coupled with weak global growth and its impact on commodity prices. The broader impacts of declining commodity prices are increasingly evident as several emerging markets economies are in recession and many commodity-focused companies have reduced payrolls, slashed capital spending, and divested assets. We expect commodities demand will remain subdued as China tries to stabilize growth while shifting its economy to favor domestic consumption over industrial production. We believe that fundamentals for real estate investment trusts in developed markets remain favorable, though they are sensitive to rising interest rates.

We favor U.S. large-cap over small-cap stocks given our belief that small-caps are modestly more expensive than large-cap stocks although relative valuations are now less extreme given small-caps’ underperformance since 2014. We are neutral between U.S. growth over value stocks. Although broad valuation measures continue to favor growth stocks, segments of the growth sector have become increasingly expensive, including companies within the health care and technology sectors. Value stocks have higher exposure to cyclical sectors, particularly financials and energy, which tend to be reliant upon stronger economic growth and commodity demand. While higher interest rates may be supportive of financials, low global growth remains a headwind to commodity and other cyclical sectors.

Conversely, we favor international value stocks over international growth stocks given the former’s relatively attractive valuations. While valuations are modestly lower across many value-oriented sectors, such as European financials, these cyclical sectors are more dependent upon an improving economic environment.

Bonds
We lowered our allocation to high yield over the period and are underweight high yield relative to U.S. investment-grade debt as of the end of November. Our shift was due to the advanced stage of the credit cycle coupled with a backdrop of greater uncertainty about global growth and U.S. monetary policy. While weak commodity prices have driven credit spreads wider within the energy and materials sectors, idiosyncratic risks have extended beyond these sectors with the response to recent credit events amplified by poor liquidity. We anticipate more pressure on high yield spreads as corporate default rates will likely increase, albeit from historically low levels and with a concentration in commodity-related sectors.

We are neutral between emerging markets and U.S. investment-grade bonds based on muted growth expectations, potential for further local currency weakness, and rising U.S. interest rates. Emerging markets bond yields have risen to more attractive levels, and many emerging markets currencies are at multiyear lows. However, country-specific risks, deteriorating global trade, and the start of U.S. rate hikes could further weigh on valuations.

Additionally, we are neutral between non-dollar and U.S. investment-grade bonds given that prospects for higher relative interest rates supporting the dollar have moderated. The Fed’s anticipated slow path toward interest rate normalization could limit the dollar’s appreciation particularly against the euro, which appears cheap given mounting evidence that the eurozone economy is improving. While the ongoing monetary stimulus programs in Europe and Japan could continue to weigh on their currencies, we believe that any further dollar appreciation will be less dramatic than what we experienced since the second half of 2014.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

As shown in the Performance Comparison table, the Personal Strategy Income Fund returned -2.19% for the six months ended November 30, 2015, lagging the -1.45% return of its combined index portfolio. The fund underperformed its Morningstar benchmark but exceeded its Lipper peer group index.

Allocations to diversifying sectors not included in the Barclays U.S. Aggregate Bond Index detracted the most from the fund’s performance relative to its combined index portfolio. Our exposure to high yield bonds was a large detractor. U.S. high yield bonds fell in recent months as the drop in commodity prices spurred steep declines in the energy and metals and mining sectors, which account for a significant portion of the U.S. high yield market. Similarly, our exposure to real assets equities hurt performance as the commodities slump hurt energy, natural resources, and other commodities-related companies. Our exposure to international developed debt detracted from relative performance as the strong U.S. dollar eroded returns from local currency-denominated bonds. In addition, exposure to emerging markets bonds weighed on performance as slowing global growth, increased uncertainty, and credit rating agency downgrades hurt the asset class.

Our tactical decisions to overweight and underweight asset classes detracted slightly from relative performance. Our decision to overweight international over U.S. stocks hurt returns as U.S. stocks widely outperformed international stocks over the past six months. Additionally, our overweight allocation to emerging markets over developed markets stocks detracted as China-focused concerns and expectations of higher U.S. rates triggered heavy outflows from emerging markets. On the other hand, our underweight exposure to real assets equities helped relative performance.

Security selection had a mixed impact on relative performance. Selection in the fund’s U.S. large-cap growth and emerging markets stocks lifted relative returns. On the other hand, selection in U.S. large-cap value and international developed markets stocks detracted from relative performance. In the fund’s fixed income holdings, security selection in high yield and international bonds weighed on relative returns, while selection in emerging markets bonds contributed.

Individual stocks that contributed significantly to the past six months’ performance include technology leaders Amazon.com, Microsoft, and Alphabet, the new parent company of Google and its many subsidiaries. Shares of all three companies surged to record levels in October after each reported stronger-than-expected earnings. Detractors were led by memory chipmaker Micron Technology, whose shares sank roughly 43% over our reporting period after it reported below-forecast earnings and gave a tepid outlook, and German carmaker Volkswagen, which was hit by an emissions scandal in the fall. The fund eliminated its Volkswagen position during the period. Many detractors were concentrated in the materials and energy sectors, including oil and gas producer Canadian Natural Resources, Australian mining company BHP Billiton, and European oil major Royal Dutch Shell. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

At the end of the reporting period, the fund’s target allocations were 40% stocks and 60% bonds and cash, which are consistent with the fund’s long-term neutral asset class allocations. Both targets were unchanged from our last report on May 31, 2015. The actual allocations may differ from the target allocations due to investment time horizon, market conditions, trading environment, and other factors.

Personal Strategy Balanced Fund

As shown in the Performance Comparison table, the Personal Strategy Balanced Fund returned -2.84% for the six months ended November 30, 2015, lagging the -2.20% return of its combined index portfolio. The fund outperformed its Morningstar benchmark and Lipper peer group index.

Allocations to diversifying sectors not included in the Barclays U.S. Aggregate Bond Index detracted the most from the fund’s performance relative to its combined index portfolio. In particular, our exposure to high yield and real assets equities hurt returns as the commodities downturn weighed on both sectors. Our exposure to international developed and emerging markets debt detracted from relative performance as the strong U.S. dollar eroded returns from local currency-denominated bonds. In addition, exposure to emerging markets bonds weighed on performance as slowing global growth, increased uncertainty, and credit rating agency downgrades hurt the asset class.

Our tactical decisions to overweight and underweight asset classes detracted slightly from relative performance. Our decision to overweight international over U.S. stocks hurt returns as U.S. stocks widely outperformed international stocks over the past six months. Additionally, our overweight allocation to emerging markets over developed markets stocks detracted as China-focused concerns and expectations of higher U.S. rates triggered heavy outflows from emerging markets. On the other hand, our underweight exposure to real assets equities helped relative performance.

Security selection contributed to relative performance. Selection in the fund’s U.S. large-cap growth and emerging markets stocks lifted relative returns and helped offset unfavorable selection in U.S. large-cap value and international developed markets stocks. In the fund’s fixed income holdings, security selection in high yield and international bonds weighed on relative returns, while selection in emerging markets bonds contributed.

Individual stocks that contributed significantly to the past six months’ performance include technology leaders Amazon.com, Microsoft, and Alphabet, the new parent company of Google and its many subsidiaries. Shares of all three companies surged to record levels in October after each reported stronger-than-expected earnings. Detractors were led by memory chipmaker Micron Technology, whose shares sank roughly 43% over our reporting period after it reported below-forecast earnings and gave a tepid outlook, and German carmaker Volkswagen, which was hit by an emissions scandal in the fall. The fund eliminated its Volkswagen position during the period. Many detractors were concentrated in the materials and energy sectors, including oil and gas producer Canadian Natural Resources, Australian mining company BHP Billiton, and European oil major Royal Dutch Shell. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Personal Strategy Growth Fund

As shown in the Performance Comparison table, the Personal Strategy Growth Fund returned -3.46% for the six months ended November 30, 2015, lagging the -3.00% return of its combined index portfolio. The fund outperformed its Morningstar benchmark but trailed its Lipper peer group index.

Allocations to diversifying sectors not included in the Barclays U.S. Aggregate Bond Index detracted the most from the fund’s performance relative to its combined index portfolio. In particular, our exposure to high yield and real assets equities hurt returns as the commodities downturn weighed on both sectors. Our exposure to international developed and emerging markets debt detracted from relative performance as the strong U.S. dollar eroded returns from local currency-denominated bonds. In addition, exposure to emerging markets bonds weighed on performance as slowing global growth, increased uncertainty, and credit rating agency downgrades hurt the asset class.

Our tactical decisions to overweight and underweight asset classes detracted slightly from relative performance. Our decision to overweight international over U.S. stocks hurt returns as U.S. stocks widely outperformed international stocks over the past six months. Additionally, our overweight allocation to emerging markets over developed markets stocks detracted as China-focused concerns and expectations of higher U.S. rates triggered heavy outflows from emerging markets. On the other hand, our underweight exposure to real assets equities helped relative performance.

Security selection contributed to relative performance. Selection in the fund’s U.S. large-cap growth and emerging markets stocks lifted relative returns and helped offset unfavorable selection in U.S. large-cap value and international developed markets stocks. In the fund’s fixed income holdings, security selection in high yield and international bonds weighed on relative returns, while selection in emerging markets bonds contributed.

Individual stocks that contributed significantly to the past six months’ performance include technology leaders Amazon.com, Microsoft, and Alphabet, the new parent company of Google and its many subsidiaries. Shares of all three companies surged to record levels in October after each reported stronger-than-expected earnings. Detractors were led by memory chipmaker Micron Technology, whose shares sank roughly 43% over our reporting period after it reported below-forecast earnings and gave a tepid outlook, and German carmaker Volkswagen, which was hit by an emissions scandal in the fall. The fund eliminated its Volkswagen position during the period. Many detractors were concentrated in the materials and energy sectors, including oil and gas producer Canadian Natural Resources, Australian mining company BHP Billiton, and European oil major Royal Dutch Shell. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

OUTLOOK

Our global growth expectations remain modest over the next several quarters. We expect that gradual improvement in developed markets will be tempered by weakness in major emerging economies including China, Russia, and Brazil. Monetary policy across the globe is showing more divergence: After our reporting period closed, the Fed raised short-term interest rates for the first time since the 2008 financial crisis, while central banks in Europe and Japan continued their quantitative easing programs. Key risks to our global outlook include the effects of global monetary policy actions, heightened currency volatility, and political uncertainty in many countries already grappling with weaker growth.

In the U.S., private sector demand, an improving job market, and modestly higher wages are supporting economic activity. However, weakness in the energy and materials sectors, a strong dollar, declining energy-related capital spending, and a slowdown in global trade continue to weigh on corporate earnings growth. Outside the energy sector, revenue and earnings are still only expected to rise in the low-single digits. Credit fundamentals are solid outside of energy-related sectors, though corporate leverage has increased as companies have issued debt to fund mergers and acquisitions and return capital to shareholders. We expect U.S. interest rates will gradually increase as the economy improves.

In overseas developed markets, we see gradual improvement in Europe and Japan. Despite the eurozone’s GDP slowdown in the third quarter, the region is supported by diminished fiscal headwinds, an improving credit environment, lower energy costs, and a weaker currency. The European Central Bank has stepped up the quantitative easing program that it launched in March 2015 to generate inflation and sustain growth. However, Europe still faces risks from high unemployment, elevated debt levels, and political uncertainty in several countries. Growth is slowly picking up in Japan, where the central bank has continued to implement quantitative easing.

Our outlook for emerging markets is mixed. Russia and Brazil are in recession, while other major emerging economies face declining growth, weaker currencies, and high inflation. While lower energy prices will help ease inflation in many countries, the commodities downturn will weigh on growth for commodity exporters for some time. In November, China’s president signaled that the country’s annual economic growth target would be reset to 6.5% over the next five years, marking an end to periods of double-digit GDP growth.

Against the current backdrop of divergent central bank policies and uneven growth prospects, we anticipate greater volatility in global financial markets. Given China’s importance to the world economy, how its government manages the country’s slowdown will have significant repercussions on commodity prices, trade, and the pace of overall global growth. The recent uptick in geopolitical instability stemming from developments in the Middle East is another factor that could curb risk appetite. In this uncertain environment, we believe that the Personal Strategy Funds’ broad diversification and focus on fundamental research should help us deliver solid long-term returns in a variety of market environments.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles Shriver
Portfolio manager and chairman of the funds’ Investment Advisory Committee

December 16, 2015

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays Global Aggregate ex U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes as of November 30, 2015:

●

Personal Strategy Income—40% stocks (28% Russell 3000 Index, 12% MSCI All Country World Index ex USA), 40% bonds (Barclays U.S. Aggregate Bond Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

●

Personal Strategy Balanced—60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

●	Personal Strategy Growth—80% stocks (56% Russell 3000 Index, 24% MSCI All Country World Index ex USA) and 20% bonds (Barclays U.S. Aggregate Bond Index).

Credit Suisse High Yield Index: Tracks the performance of domestic non-investment-grade corporate bonds.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 71.7%		
CONSUMER DISCRETIONARY 11.4%		
Auto Components 0.9%		
Aisin Seiki (JPY)	54,400	2,179
Autoliv, GDR (SEK)	9,668	1,217
Borg-Warner	2,300	98
Delphi Automotive	5,800	510
Gentex	5,600	94
Gentherm (1)	4,700	239
GKN (GBP)	637,619	2,886
Horizon Global (1)	3,220	28
Johnson Controls	110,600	5,088
Koito Manufacturing (JPY)	15,300	621
Strattec Security	600	37
Sumitomo Rubber Industries (JPY)	94,700	1,278
		14,275
Automobiles 0.8%		
BMW (EUR)	18,451	2,014
Ferrari (1)	1,700	79
Honda Motor (JPY)	80,000	2,601
Mitsubishi Motors (JPY)	149,200	1,328
Suzuki Motor (JPY)	68,300	2,100
Tesla Motors (1)	6,740	1,552
Toyota Motor (JPY)	59,700	3,713
		13,387
Distributors 0.0%		
Core-Mark Holding	4,900	418
		418
Diversified Consumer Services 0.0%		
American Public Education (1)	4,900	114
		114

Hotels, Restaurants & Leisure 1.7%

BJ's Restaurants (1)	700	32
Bloomin Brands	13,510	234
Bojangles (1)	900	16
Brinker	4,800	219
Carnival	91,200	4,608
Chipotle Mexican Grill (1)	2,600	1,507
Compass Group (GBP)	178,683	3,106
Denny's (1)	18,800	181
Hilton Worldwide Holdings	91,320	2,120
Jack in the Box	2,800	208
Krispy Kreme (1)	13,500	191
Las Vegas Sands	44,000	1,939
Marriott, Class A	16,946	1,202
MGM Resorts International (1)	67,500	1,535
Norwegian Cruise Line Holdings (1)	42,600	2,447
Red Robin Gourmet Burgers (1)	3,100	209
Royal Caribbean Cruises	23,300	2,158
Shake Shack, Class A (1)	400	18
Sonic	9,193	267
Starbucks	90,300	5,543
The Cheesecake Factory	3,850	181
Wynn Macau (HKD) (2)	423,600	530
Zoes Kitchen (1)	1,000	34
		28,485

Household Durables 0.4%

CalAtlantic (1)	1,660	70
Meritage (1)	5,680	212
Panasonic (JPY)	168,100	1,908
Persimmon (GBP)	87,958	2,537
Sony (JPY)	38,700	999
		5,726

Internet & Catalog Retail 3.1%		
Amazon.com (1)	44,700	29,717
Ctrip.com International, ADR (1)	21,000	2,247
Etsy (1)	5,800	54
HSN	3,400	170
JD.com, ADR (1)	14,000	430
Netflix (1)	45,500	5,611
Priceline (1)	10,200	12,738
		50,967
Leisure Products 0.2%		
Arctic Cat	1,800	40
Brunswick	6,160	324
Mattel (2)	93,800	2,332
		2,696
Media 1.3%		
Cable One	400	179
CyberAgent (JPY) (2)	16,600	700
Eutelsat Communications (EUR) (2)	91,066	2,718
Eutelsat Communications, Rights, 12/7/15 (EUR) (1)	87,711	—
Informa (GBP)	88,011	826
Liberty Global, Class A (1)	45,611	1,934
National Cinemedia	1,900	30
New Media Investment	4,100	75
Scholastic	3,615	154
Sky (GBP)	183,342	3,054
Time Warner	500	35
Twenty-First Century Fox, Class A	81,800	2,414
Walt Disney	35,700	4,051
WPP (GBP)	259,426	5,998
		22,168
Multiline Retail 0.2%		
Burlington Stores (1)	2,100	101

Lojas Renner (BRL)	165,500	748
Marks & Spencer Group (GBP)	223,050	1,688
Tuesday Morning (1)	26,300	176
		2,713
Specialty Retail 2.0%		
American Eagle Outfitters	10,000	156
AutoZone (1)	3,300	2,586
CarMax (1)	6,700	384
Chico's	17,600	211
Express (1)	2,800	47
Five Below (1)	2,900	81
Francesca's Holdings (1)	8,300	124
Home Depot	38,100	5,101
Kingfisher (GBP)	466,931	2,485
L Brands	13,200	1,259
Lowe's	132,400	10,142
Michaels (1)	5,300	118
Monro Muffler Brake	3,100	230
O'Reilly Automotive (1)	18,500	4,882
Pier 1 Imports	35,100	237
Restoration Hardware Holdings (1)	3,600	324
Ross Stores	47,700	2,481
TSC	31,900	2,850
Zumiez (1)	7,300	110
		33,808
Textiles, Apparel & Luxury Goods 0.8%		
Hanesbrands	96,000	2,944
Kering (EUR)	8,451	1,460
Moncler (EUR)	88,777	1,353
Nike, Class B	29,200	3,863
PVH	1,000	91
Richemont, Class A (CHF)	29,210	2,186
Samsonite International (HKD)	489,600	1,452

Tumi Holdings (1)	10,800	191
V. F.	3,800	246
Wolverine World Wide	7,500	136
		13,922
Total Consumer Discretionary		188,679

CONSUMER STAPLES 4.5%

Beverages 0.6%

Coca-Cola	35,000	1,492
Coca-Cola Enterprises	50,900	2,560
Constellation Brands, Class A	9,600	1,347
Diageo (GBP)	84,489	2,430
Kirin Holdings (JPY)	122,700	1,726
Molson Coors Brewing, Class B	1,300	120
Monster Beverage (1)	1,100	170
		9,845

Food & Staples Retailing 0.7%

Costco Wholesale	6,200	1,001
CVS Health	36,300	3,416
FamilyMart (JPY)	41,400	1,846
Fresh Market (1)	6,050	145
Performance Food (1)	3,900	90
Tesco (GBP) (1)	572,199	1,441
Walgreens Boots Alliance	44,200	3,714
		11,653

Food Products 2.1%

Bunge Limited	55,900	3,723
ConAgra	64,000	2,619
Ingredion	55,300	5,451
Keurig Green Mountain	22,300	1,169
Nestle (CHF)	113,016	8,387
Pinnacle Foods	12,000	522

Post Holdings (1)	4,800	334
TreeHouse Foods (1)	7,480	647
Tyson Foods, Class A	210,100	10,505
Wilmar International (SGD)	628,300	1,274
		34,631
Household Products 0.0%		
Procter & Gamble	6,900	516
		516
Personal Products 0.6%		
Estee Lauder, Class A	7,400	623
L'Oreal (EUR)	18,192	3,221
Unilever (GBP)	156,488	6,679
		10,523
Tobacco 0.5%		
Philip Morris International	87,900	7,682
		7,682
Total Consumer Staples		74,850
ENERGY 1.8%		
Energy Equipment & Services 0.1%		
Aspen Aerogels (1)	7,700	50
China Oilfield Services, H Shares (HKD) (2)	268,000	266
Dril-Quip (1)	900	57
Forum Energy Technologies (1)	5,200	81
Gulf Island Fabrication	4,700	47
Newpark Resources (1)	11,800	77
RPC	11,000	146
SEACOR Holdings (1)	4,400	250
Tesco	9,200	77
WorleyParsons (AUD)	157,740	662
		1,713

Oil, Gas & Consumable Fuels 1.7%

Apache	52,400	2,577
Beach Energy (AUD)	693,299	258
Chevron	21,500	1,963
Cimarex Energy	5,640	671
Concho Resources (1)	6,900	755
Diamondback Energy (1)	4,210	329
Eclipse Resources (1)	6,900	18
Eni (EUR)	103,759	1,690
EOG Resources	13,900	1,160
EQT	1,400	80
ExxonMobil	32,200	2,629
Matador Resources (1)	12,200	314
Occidental Petroleum	59,100	4,467
Parsley Energy (1)	8,000	157
Phillips 66	17,300	1,584
Pioneer Natural Resources	5,700	825
Rice Energy (1)	1,500	20
Royal Dutch Shell, B Shares, ADR	86,700	4,330
Spectra Energy	27,100	710
Statoil (NOK)	146,978	2,273
Suncor Energy	53,200	1,468
Synergy Resources (1)	5,800	66
Total, ADR	8,000	396
		28,740
Total Energy		30,453

FINANCIALS 14.1%

Banks 5.0%

Australia & New Zealand Banking (AUD)	182,438	3,582
Bancorp South	1,400	38
Bank of America	240,900	4,199
BankUnited	11,500	435

Barclays, ADR	99,409	1,337
Blue Hills Bancorp	4,300	70
BNP Paribas (EUR)	64,410	3,818
Capital Bank Financial, Class A	9,000	303
Citigroup	234,600	12,689
Commerzbank (EUR) (1)	92,504	1,018
Danske Bank (DKK)	91,694	2,461
DBS Group (SGD)	156,756	1,834
DNB (NOK)	263,587	3,470
East West Bancorp	1,903	82
First Horizon National	27,600	410
First Niagara Financial	22,640	244
Glacier Bancorp	11,663	343
Green Bancorp (1)	1,300	18
ING Groep, GDR (EUR)	224,400	3,081
Intesa Sanpaolo (EUR)	1,129,819	3,877
JPMorgan Chase	166,800	11,122
Lloyds Banking Group (GBP)	2,619,862	2,879
National Bank of Canada (CAD)	67,800	2,222
Nordea Bank (SEK)	278,813	3,090
Park Sterling	14,100	107
Pinnacle Financial Partners	3,300	179
Popular	6,100	181
Prosperity Bancshares	4,600	255
Royal Bank of Scotland (GBP) (1)	956,261	4,355
Simmons First National, Class A	2,200	127
Standard Chartered (GBP)	140,461	1,179
Standard Chartered, Rights, 12/17/15 (GBP) (1)	40,131	55
Sumitomo Mitsui Trust Holdings (JPY)	799,580	3,053
Svenska Handelsbanken, A Shares (SEK)	202,122	2,721
Swedbank (SEK)	106,583	2,361
Synovus Financial	8,032	268
Talmer Bancorp, Class A	11,100	203
TCF Financial	8,600	132
Texas Capital Bancshares (1)	6,860	407

United Overseas Bank (SGD)	180,700	2,484
Valley National Bancorp	11,597	129
Washington Trust Bancorp	2,600	106
Wells Fargo	21,700	1,196
WestAmerica Bank	2,800	137
Western Alliance Bancorp (1)	12,770	495
		82,752
Capital Markets 3.0%		
Ameriprise Financial	46,960	5,304
Artisan Partners Asset Management	800	31
Bank of New York Mellon	213,700	9,369
BlackRock	3,500	1,273
Close Brothers Group (GBP)	21,894	469
Cohen & Steers	4,800	149
Credit Suisse (CHF)	80,260	1,726
Deutsche Bank (EUR)	26,645	684
E*TRADE Financial (1)	21,810	664
Financial Engines	8,400	303
GAM Holding (CHF)	108,759	1,887
Houlihan Lokey (1)	1,700	42
Janus Capital Group	19,200	303
Macquarie Group (AUD)	42,917	2,527
Morgan Stanley	421,700	14,464
Northern Trust	6,900	517
Pzena Investment Management, Class A	1,500	14
State Street	76,800	5,574
TD Ameritrade Holding	97,100	3,557
Waddell & Reed Financial, Class A	6,350	237
		49,094
Consumer Finance 0.3%		
American Express	8,300	595
Credit Saison (JPY)	88,800	1,676

Discover Financial	55,400	3,145
		5,416
Diversified Financial Services 0.6%		
Challenger (AUD)	336,405	2,053
Intercontinental Exchange	23,800	6,184
London Stock Exchange (GBP)	28,484	1,137
Mitsubishi UFJ Lease & Finance (JPY)	214,000	1,125
		10,499
Insurance 3.8%		
AIA Group (HKD)	403,000	2,412
Allianz (EUR)	11,134	1,972
Assured Guaranty	13,348	353
Aviva (GBP)	378,971	2,919
AXA (EUR)	203,061	5,494
Direct Line Insurance (GBP)	458,841	2,846
Enstar (1)	1,100	170
Genworth Financial, Class A (1)	318,500	1,608
Infinity Property & Casualty	4,900	419
Kemper	3,400	140
Marsh & McLennan	132,400	7,322
MetLife	227,000	11,597
Munich Re (EUR)	13,524	2,726
Ping An Insurance, H Shares (HKD)	320,000	1,750
Prudential (GBP)	96,538	2,238
QBE Insurance (AUD)	79,436	716
RLI	4,550	276
RSA Insurance Group (GBP)	352,224	2,334
Safety Insurance Group	2,100	118
Selective Insurance	11,660	402
Sony Financial (JPY)	54,700	1,008
State Auto Financial	5,500	128
Storebrand (NOK) (1)	333,847	1,230
Sun Life Financial (CAD)	93,800	3,093

Tokio Marine Holdings (JPY)	72,200	2,663
XL Group	180,469	6,890
		62,824
Real Estate Investment Trusts 1.1%		
Acadia Realty Trust, REIT	3,800	128
American Campus Communities, REIT	6,500	263
American Tower, REIT	65,800	6,539
CatchMark Timber Trust, Class A, REIT	8,000	91
Chesapeake Lodging Trust, REIT	5,800	158
Colony Capital, REIT	3,000	61
Corporate Office Properties Trust, REIT	9,600	214
DiamondRock Hospitality, REIT	15,956	178
Digital Realty Trust, REIT	23,800	1,716
EastGroup Properties, REIT	5,300	309
Equity One, REIT	7,200	196
First Potomac Realty Trust, REIT	6,200	72
Hannon Armstrong, REIT	5,800	101
Outfront Media, REIT	3,664	84
PS Business Parks, REIT	4,800	424
Retail Opportunity Investments, REIT	6,800	124
Rouse Properties, REIT	7,500	121
Scentre (AUD)	457,425	1,323
Unibail-Rodamco (EUR)	7,585	1,948
Urstadt Biddle Properties, Class A, REIT	5,700	114
Weyerhaeuser, REIT	140,828	4,530
		18,694
Real Estate Management & Development 0.2%		
Alexander & Baldwin	5,200	197
Cheung Kong Property Holdings (HKD)	285,492	1,861
Forestar Group (1)	7,100	97
Mitsui Fudosan (JPY)	25,000	630
RE/MAX Holdings, Class A	2,200	83
		2,868

Thrifts & Mortgage Finance 0.1%

Beneficial Bancorp (1)	14,500	202
Capitol Federal Financial	22,887	297
Clifton Bancorp	4,500	67
Essent (1)	2,100	52
Kearny Financial	7,300	92
Meridian Bancorp	7,900	116
MGIC Investment (1)	6,200	59
PennyMac Financial Services (1)	3,700	60
Radian	15,800	225
Walker & Dunlop (1)	1,900	56
		1,226
Total Financials		233,373

HEALTH CARE 14.4%

Biotechnology 3.0%

AbbVie	1,300	76
Acceleron Pharma (1)	2,600	111
Alexion Pharmaceuticals (1)	54,000	9,636
Alkermes (1)	7,020	515
AMAG Pharmaceuticals (1)	1,500	40
Amgen	1,000	161
Baxalta	93,500	3,215
Biogen (1)	13,000	3,729
Celgene (1)	68,800	7,530
Chimerix (1)	1,900	77
CoLucid Pharmaceuticals (1)	1,900	11
CSL (AUD)	23,287	1,686
Exelixis (1)	17,700	101
Gilead Sciences	123,800	13,118
Incyte (1)	7,090	810
Insmed (1)	5,500	90
Isis Pharmaceuticals (1)	4,210	257

Novavax (1)	16,900	145
Ophthotech (1)	800	51
Regeneron Pharmaceuticals (1)	8,900	4,846
Seattle Genetics (1)	2,700	113
TESARO (1)	2,200	112
Ultragenyx Pharmaceutical (1)	300	29
Vertex Pharmaceuticals (1)	27,900	3,609
		50,068
Health Care Equipment & Supplies 1.5%		
Accuray (1)	10,108	71
Analogic	1,800	150
Becton, Dickinson & Company	35,700	5,364
Edwards Lifesciences (1)	500	82
Elekta, B Shares (SEK) (2)	132,375	1,100
Entellus Medical (1)	1,100	19
GN Store Nord (DKK)	88,807	1,629
Halyard Health (1)	8,700	278
HeartWare International (1)	1,500	72
Hologic (1)	10,600	428
Insulet (1)	1,300	48
Intuitive Surgical (1)	5,400	2,808
K2M Group Holdings (1)	10,100	204
Masimo (1)	400	17
Medtronic	112,646	8,487
Meridian Bioscience	11,000	215
Sonova (CHF)	5,568	702
STERIS (1)	6,400	489
Stryker	17,300	1,669
Wright Medical (1)	14,681	314
		24,146
Health Care Providers & Services 3.3%		
Acadia Healthcare (1)	6,240	431
Adeptus Health, Class A (1)	2,600	156

Aetna	54,100	5,559
AmerisourceBergen	14,900	1,470
Anthem	65,900	8,592
Cardinal Health	31,200	2,710
Centene (1)	5,600	323
Cigna	32,600	4,400
Diplomat Pharmacy (1)	2,950	104
Fresenius (EUR)	58,755	4,314
HCA Holdings (1)	86,800	5,907
HealthEquity (1)	700	23
Henry Schein (1)	3,200	501
Humana	4,000	675
LifePoint Health (1)	3,500	251
McKesson	45,400	8,596
Miraca Holdings (JPY)	31,800	1,413
Team Health Holdings (1)	2,700	149
UnitedHealth Group	81,000	9,129
Universal American	3,800	28
WellCare Health Plans (1)	4,900	404
		55,135
Health Care Technology 0.0%		
HMS Holdings (1)	9,600	116
		116
Life Sciences Tools & Services 1.1%		
Agilent Technologies	111,900	4,680
Bruker (1)	9,700	220
Thermo Fisher Scientific	89,700	12,414
		17,314
Pharmaceuticals 5.5%		
Allergan (1)	47,917	15,041
Astellas Pharma (JPY)	255,200	3,594
Bayer (EUR)	50,798	6,779
Bristol-Myers Squibb	63,100	4,228

Catalent (1)	5,200	145
Eli Lilly	39,800	3,265
GlaxoSmithKline, ADR	46,800	1,896
Mallinckrodt (1)	41,000	2,784
Medicines Company (1)	5,100	214
Mylan (1)	101,700	5,217
Novartis (CHF)	80,614	6,891
Novo Nordisk, B Shares (DKK)	34,704	1,912
Pacira Pharmaceuticals (1)	6,390	414
Perrigo	4,400	657
Pfizer	511,940	16,776
Roche Holding (CHF)	25,617	6,860
Sanofi (EUR)	54,924	4,897
Shire, ADR	12,800	2,667
Takeda Pharmaceutical (JPY)	44,700	2,172
Theravance	900	8
Theravance Biopharma (1)	271	5
Valeant Pharmaceuticals International (1)	52,100	4,687
Valeant Pharmaceuticals International (CAD) (1)	6,600	595
Zoetis	6,100	285
		91,989
Total Health Care		238,768

INDUSTRIALS & BUSINESS SERVICES 8.1%

Aerospace & Defense 1.2%

American Science Engineering	2,700	118
Boeing	111,500	16,218
BWX Technologies	2,100	64
Hexcel	5,590	263
Lockheed Martin	2,500	548
Moog, Class A (1)	3,900	258
Rockwell Collins	900	83
Rolls-Royce (GBP)	208,632	1,906
Rolls-Royce, Entitlement Shares (GBP) (1)	19,340,186	29

Teledyne Technologies (1)	4,510	417
Textron	21,200	905
		20,809
Air Freight & Logistics 0.2%		
FedEx	17,000	2,695
		2,695
Airlines 1.1%		
Alaska Air Group	16,900	1,347
Allegiant Travel	100	18
American Airlines	376,100	15,518
Delta Air Lines	600	28
United Continental (1)	38,200	2,129
		19,040
Building Products 0.1%		
AAON	7,200	178
Apogee Enterprises	1,500	75
Lennox International	3,400	462
NCI Building Systems (1)	1,100	13
Quanex Building Products	8,200	153
Simpson Manufacturing	6,400	238
		1,119
Commercial Services & Supplies 0.4%		
ARC Document Solutions (1)	5,000	25
G & K Services, Class A	2,300	153
Horizon North Logistics (CAD)	11,500	21
IHS (1)	4,500	555
Knoll	11,300	252
Matthews International, Class A	2,800	167
Mobile Mini	7,520	267
MSA Safety	7,500	352
Multi-Color	5,540	346
R.R. Donnelley	525	8

Ritchie Bros. Auctioneers	10,100	271
SP Plus (1)	3,600	91
Tyco International	105,100	3,711
Waste Connections	5,790	315
		6,534
Construction & Engineering 0.0%		
Comfort Systems USA	1,600	51
		51
Electrical Equipment 0.6%		
ABB (CHF)	90,029	1,707
AZZ	5,800	345
Legrand (EUR)	39,047	2,297
Mitsubishi Electric (JPY)	351,000	3,887
Sensata Technologies Holding (1)	27,500	1,260
Thermon Group Holdings (1)	3,400	62
		9,558
Industrial Conglomerates 2.9%		
CK Hutchison Holdings (HKD)	234,492	3,067
Danaher	167,100	16,107
DCC (GBP)	30,737	2,764
GE	578,600	17,323
Koninklijke Philips (EUR)	79,990	2,187
Roper Technologies	14,700	2,844
Sembcorp Industries (SGD)	241,020	555
Siemens (EUR)	28,485	2,954
		47,801
Machinery 0.6%		
Alamo	1,800	103
Albany International	6,000	234
Chart Industries (1)	6,080	130
Clarcor	5,200	275
ESCO Technologies	6,800	267

Flowserve	2,000	92
Graco	4,570	345
Harsco	12,700	132
Hillenbrand	5,300	160
John Bean Technologies	9,100	445
Luxfer Holdings, ADR	8,400	86
Mueller Water Products	19,700	184
Pentair	56,600	3,209
Proto Labs (1)	700	47
RBC Bearings (1)	4,810	340
Rexnord (1)	10,330	211
Sun Hydraulics	4,650	153
Tennant	1,600	100
THK (JPY)	93,000	1,854
Toro	6,310	486
TriMas (1)	7,900	171
Valmont Industries	1,600	188
Wabtec	20,400	1,634
Woodward	810	41
		10,887
Marine 0.2%		
Maersk (DKK)	1,604	2,449
Matson	2,700	139
Nippon Yusen KK (JPY)	297,000	772
		3,360
Professional Services 0.1%		
Exponent	2,900	150
Recruit Holdings (JPY)	31,800	993
		1,143
Road & Rail 0.4%		
Canadian Pacific Railway	17,500	2,581
Celadon Group	6,100	85
Central Japan Railway (JPY)	14,800	2,643

Heartland Express	545	10
J.B. Hunt Transport Services	10,400	814
Knight Transportation	10,695	283
Landstar System	2,900	181
Saia (1)	6,200	152
Union Pacific	3,800	319
		7,068

Trading Companies & Distributors 0.3%

Mitsubishi (JPY)	111,000	1,868
Sumitomo (JPY)	241,600	2,566
Univar (1)	6,600	125
		4,559
Total Industrials & Business Services		134,624

INFORMATION TECHNOLOGY 11.5%

Communications Equipment 0.6%

ADTRAN	9,500	155
CalAmp (1)	5,000	92
Ciena (1)	2,500	62
Cisco Systems	50,600	1,379
Finisar (1)	16,210	196
Ixia (1)	7,600	99
Juniper Networks	144,100	4,342
LM Ericsson (SEK)	198,833	1,937
QUALCOMM	38,800	1,893
		10,155

Electronic Equipment, Instruments & Components 0.4%

CTS	6,700	127
Electro Rent	2,600	27
FARO Technologies (1)	3,050	92
Hamamatsu Photonics (JPY)	36,400	912
InvenSense (1)	5,700	66

Keysight Technologies (1)	97,850	3,015
National Instruments	5,850	184
TE Connectivity	21,300	1,429
		5,852
Internet Software & Services 4.1%		
Akamai Technologies (1)	6,500	375
Alibaba Group Holding, ADR (1)	83,390	7,011
Alphabet, Class A (1)	13,720	10,466
Alphabet, Class C (1)	22,273	16,540
Baidu, ADR (1)	22,800	4,970
Cvent (1)	5,880	212
Demandware (1)	2,600	133
Endurance International Group (1)	6,800	95
Facebook (1)	134,397	14,010
Five9 (1)	13,500	90
GrubHub (1)	6,093	156
Kakaku.com (JPY) (2)	59,400	1,133
LinkedIn (1)	11,800	2,869
Marketo (1)	9,900	300
NAVER (KRW)	1,368	745
New Relic (1)	3,700	139
Pandora Media (1)	7,780	107
Quotient Technology (1)	4,780	33
SciQuest (1)	8,200	106
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $41 (1)(3)(4)	2,478	41
Tencent Holdings (HKD)	341,900	6,822
Yahoo! Japan (JPY)	559,400	2,304
Zillow (1)	470	12
Zillow, Class C (1)	1,040	26
		68,695
IT Services 1.8%		
Cognizant Technology Solutions (1)	13,300	859
First Data, Class A (1)	22,700	381

Fiserv (1)	39,400	3,792
Infosys, ADR	118,800	1,982
MasterCard, Class A	107,900	10,566
Paypal (1)	6,400	226
Visa, Class A	150,000	11,851
		29,657

Semiconductor & Semiconductor Equipment 1.4%

Advanced Energy Industries (1)	3,500	102
ASML Holding (EUR)	16,642	1,538
Avago Technologies	21,600	2,818
Cavium (1)	1,900	127
Diodes (1)	4,250	99
Fairchild Semiconductor, Class A (1)	7,300	143
Integrated Device Technology (1)	2,500	70
Intel	4,300	149
Kopin (1)	8,100	23
M/A-COM Technology Solutions Holdings (1)	2,600	96
Micron Technology (1)	397,900	6,339
NXP Semiconductors (1)	9,400	879
PDF Solutions (1)	4,800	53
PMC-Sierra (1)	19,400	229
Semtech (1)	17,400	350
Silicon Laboratories (1)	1,300	70
Taiwan Semiconductor Manufacturing (TWD)	924,759	3,938
Texas Instruments	88,000	5,115
Tokyo Electron (JPY)	18,200	1,212
Veeco (1)	8,400	172
		23,522

Software 2.6%

Allot Communications (1)	7,900	42
Bottomline Technologies (1)	11,100	343
CA	178,800	5,026
Computer Modelling (CAD)	7,200	56

MATERIALS 2.1%

Chemicals 1.4%

Asahi Kasei (JPY)	256,000	1,751
Ashland	38,500	4,337
BASF (EUR)	22,765	1,884
Celanese, Series A	75,000	5,306
Ecolab	16,700	1,990
EI du Pont de Nemours	46,700	3,145
Flotek Industries (1)	7,600	87
Minerals Technologies	5,700	351
PolyOne	5,100	184
PPG Industries	300	32
Senomyx (1)	7,200	33
Sherwin-Williams	7,100	1,960
Tosoh (JPY)	78,000	437
Umicore (EUR)	46,517	1,924
		23,421

Construction Materials 0.0%

Eagle Materials	400	28
Martin Marietta Materials	620	97
		125

Containers & Packaging 0.0%

Multi Packaging Solutions International (1)	6,600	112
		112

Metals & Mining 0.4%

Acerinox (EUR) (2)	65,461	704
Agnico Eagle Mines (CAD) (2)	14,500	385
Antofagasta (GBP)	83,209	636
BHP Billiton (AUD)	38,149	499
BHP Billiton (GBP)	113,358	1,361
Compass Minerals	1,110	93
Constellium (1)	9,900	87

Franco-Nevada (CAD)	2,270	109
Haynes International	3,500	137
New Gold (CAD) (1)	54,700	120
Osisko Gold Royalties (CAD)	8,200	87
Petra Diamonds (GBP)	25,331	25
Rio Tinto (AUD)	26,375	876
Ryerson Holding (1)	4,700	23
South32 (AUD) (1)	1,036,335	892
Worthington Industries	4,800	148
		6,182
Paper & Forest Products 0.3%		
Clearwater Paper (1)	3,100	151
International Paper	52,900	2,213
Louisiana Pacific (1)	9,760	179
Schweitzer-Mauduit International	3,100	130
Wausau Paper	6,700	69
West Fraser Timber (CAD)	65,300	2,680
		5,422
Total Materials		35,262
TELECOMMUNICATION SERVICES 1.3%		
Diversified Telecommunication Services 0.8%		
Frontier Communications (2)	246,100	1,228
KT (KRW) (1)	53,510	1,384
Nippon Telegraph & Telephone (JPY)	136,600	5,066
Telecom Italia, RSP (EUR)	1,506,201	1,735
Telefonica (EUR)	171,671	2,117
Telefonica Deutschland Holding (EUR)	306,279	1,722
Telstra (AUD)	191,174	741
		13,993
Wireless Telecommunication Services 0.5%		
America Movil, ADR	67,100	1,086

SoftBank (JPY)	31,200	1,657
T-Mobile US (1)	58,900	2,091
Vodafone, ADR	102,918	3,454
		8,288
Total Telecommunication Services		22,281

UTILITIES 2.5%

Electric Utilities 1.1%

American Electric Power	65,000	3,641
Cleco	1,600	80
Edison International	37,200	2,208
El Paso Electric	5,400	209
Entergy	17,400	1,159
FirstEnergy	256,600	8,055
PNM Resources	14,500	420
Portland General Electric	8,900	329
PPL	10,900	371
SSE (GBP)	94,896	2,049
XCEL Energy	13,400	478
		18,999

Gas Utilities 0.1%

Chesapeake Utilities	2,150	115
ONE Gas	9,500	463
Southwest Gas	5,530	310
		888

Independent Power & Renewable Electricity Producers 0.3%

AES	507,900	5,074
Dynegy (1)	1,500	24
NRG Yield, Class A	1,700	23
NRG Yield, Class C	1,700	24
		5,145

Software 0.0%		
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $54 (1)(3)(4)	23,742	54
		54
Total Information Technology		318
Total Convertible Preferred Stocks (Cost $377)		452

CORPORATE BONDS 4.0%

21st Century Fox America, 4.75%, 9/15/44	585,000	581
21st Century Fox America, 6.40%, 12/15/35	70,000	83
ABN AMRO Bank, 4.75%, 7/28/25 (5)	440,000	441
ACE INA Holdings, 2.30%, 11/3/20	175,000	174
ACE INA Holdings, 4.35%, 11/3/45	140,000	140
Actavis Funding, 3.00%, 3/12/20	210,000	213
Actavis Funding, 3.80%, 3/15/25	510,000	513
Actavis Funding, 4.55%, 3/15/35	155,000	153
Aetna, 3.50%, 11/15/24	205,000	205
Aflac, 3.625%, 11/15/24	555,000	569
Agilent Technologies, 3.20%, 10/1/22	40,000	39
Agilent Technologies, 3.875%, 7/15/23	45,000	45
AIA, 3.20%, 3/11/25 (5)	440,000	428
Alcoa, 5.125%, 10/1/24	140,000	132
Alcoa, 5.40%, 4/15/21	205,000	206
Alcoa, 5.95%, 2/1/37	40,000	35
Alcoa, 6.15%, 8/15/20	365,000	381
Alibaba Group Holding, 2.50%, 11/28/19 (5)	540,000	530
Alibaba Group Holding, 3.125%, 11/28/21 (5)	325,000	318
Altria Group, 2.625%, 1/14/20	305,000	306
Amazon.com, 3.80%, 12/5/24	665,000	690
Amazon.com, 4.95%, 12/5/44	315,000	330

American Airlines, Pass-Thru Trust, Series 2013-1, Class A 4.00%, 1/15/27	247,619	250
American Airlines, Pass-Thru Trust, Series 2014-1, Class B 4.375%, 4/1/24	27,263	27
American Airlines, Pass-Thru Trust, Series 2015-1, Class B 3.70%, 11/1/24	71,931	70
American Airlines, Series 2013-2, 4.95%, 7/15/24	715,959	761
Ameriprise Financial, 7.30%, 6/28/19	105,000	123
AmerisourceBergen, 3.25%, 3/1/25	95,000	92
Anadarko Petroleum, 3.45%, 7/15/24	35,000	34
Anadarko Petroleum, 6.375%, 9/15/17	80,000	86
Anthem, 3.50%, 8/15/24	415,000	411
Anthem, 4.65%, 1/15/43	140,000	137
APT Pipelines, 3.875%, 10/11/22 (5)	145,000	142
Arrow Electronics, 3.50%, 4/1/22	125,000	121
Avnet Electronic, 5.875%, 6/15/20	270,000	292
Banco Santander Chile, 3.875%, 9/20/22 (5)	150,000	151
Bank of America, 2.00%, 1/11/18	620,000	622
Bank of America, 3.30%, 1/11/23	840,000	839
Bank of America, 5.65%, 5/1/18	385,000	417
Bank of Tokyo-Mitsubishi, 2.35%, 9/8/19 (5)	230,000	229
Bank of Tokyo-Mitsubishi, 2.75%, 9/14/20 (5)	430,000	431
Barclays, 2.75%, 11/8/19	215,000	215
Barclays, 3.65%, 3/16/25	350,000	339
Barclays Bank, 5.14%, 10/14/20	500,000	548
BB&T, 3.80%, 10/30/26	515,000	525
BBVA Bancomer, 4.375%, 4/10/24 (5)	300,000	301
Biogen IDEC, 2.90%, 9/15/20	80,000	80
Biogen Idec, 4.05%, 9/15/25	325,000	328
BPCE, 4.50%, 3/15/25 (5)	360,000	355
BPCE, 5.70%, 10/22/23 (5)	200,000	213

Brambles, 4.125%, 10/23/25 (5)	100,000	101
British Sky Broadcasting Group, 3.75%, 9/16/24 (5)	310,000	308
Brixmor Operating, 3.875%, 8/15/22	285,000	284
Burlington Northern Santa Fe, 4.55%, 9/1/44	305,000	299
Burlington Northern Santa Fe, 5.15%, 9/1/43	260,000	277
Cardinal Health, 3.75%, 9/15/25	145,000	147
Catholic Health Initiatives, 2.95%, 11/1/22	115,000	113
CC Holdings, 3.849%, 4/15/23	615,000	609
Celgene, 3.625%, 5/15/24	505,000	502
Celgene, 3.875%, 8/15/25	445,000	444
Charter Communications Operating, 4.908%, 7/23/25 (5)	810,000	820
Charter Communications Operating, 6.484%, 10/23/45 (5)	260,000	270
CNA Financial, 3.95%, 5/15/24	180,000	180
CNA Financial, 5.875%, 8/15/20	300,000	335
Constellation Energy Group, 5.15%, 12/1/20	130,000	142
Continental Airlines, 4.15%, 10/11/25	52,617	54
Continental Airlines, 7.25%, 5/10/21	68,449	77
Continental Resources, 5.00%, 9/15/22	80,000	70
Credit Agricole London, 2.50%, 4/15/19 (5)	250,000	252
Credit Agricole London, 2.75%, 6/10/20 (5)	395,000	400
Credit Suisse, 6.50%, 8/8/23 (5)	620,000	682
Crown Castle Towers, 3.222%, 5/15/22 (5)	35,000	34
Crown Castle Towers, 3.663%, 5/15/45 (5)	355,000	349
Crown Castle Towers, 6.113%, 1/15/40 (5)	179,000	197
CVS Caremark, 2.80%, 7/20/20	260,000	263
CVS Caremark, 3.50%, 7/20/22	410,000	420
Danaher, 4.375%, 9/15/45	100,000	103
DDR, 4.25%, 2/1/26	280,000	279
Delphi, 5.00%, 2/15/23	460,000	484
Delphi Automotive, 4.25%, 1/15/26	150,000	152

Delta Airlines, 7.75%, 6/17/21	25,881	29
Delta Airlines, ETC, 4.95%, 5/23/19	23,294	24
Delta Airlines, Series 2011-1, 5.30%, 10/15/20	14,970	16
Delta Airlines, Series 2015-1AA, ETC, 3.625%, 1/30/29	170,000	173
Discover Bank, 3.10%, 6/4/20	300,000	302
Discover Financial Services, 3.75%, 3/4/25	175,000	171
EADS Finance, 2.70%, 4/17/23 (5)	190,000	186
EQT, 8.125%, 6/1/19	140,000	160
ERAC USA Finance, 3.80%, 11/1/25 (5)	200,000	200
Exelon, 2.85%, 6/15/20	110,000	110
Exelon Generation, 2.95%, 1/15/20	225,000	225
FirstEnergy, 2.75%, 3/15/18	545,000	548
FirstEnergy, 4.25%, 3/15/23	135,000	137
FirstEnergy Transmission, 4.35%, 1/15/25 (5)	385,000	390
GATX, 2.50%, 3/15/19	185,000	183
GATX, 2.50%, 7/30/19	130,000	128
GATX, 3.50%, 7/15/16	120,000	122
GATX, 4.85%, 6/1/21	100,000	106
General Motors, 4.00%, 4/1/25	355,000	342
General Motors Financial, 3.15%, 1/15/20	395,000	390
General Motors Financial, 6.75%, 6/1/18	385,000	419
Goldman Sachs, 3.625%, 1/22/23	1,025,000	1,050
Goldman Sachs, 4.25%, 10/21/25	265,000	266
Goldman Sachs, 5.75%, 1/24/22	340,000	390
Goldman Sachs, 6.75%, 10/1/37	255,000	306
Goldman Sachs, 7.50%, 2/15/19	600,000	698
Grain Spectrum Funding, 4.00%, 10/10/18 (5)	215,000	220
GTP Acquisition Partners, 2.50%, 6/15/45 (5)	365,000	358
Harris, 2.70%, 4/27/20	50,000	49
Harris, 3.832%, 4/27/25	70,000	69

Heathrow Funding, 4.875%, 7/15/23 (5)	175,000	189
Holcim, 6.00%, 12/30/19 (5)	105,000	118
Home Depot, 3.35%, 9/15/25	120,000	122
HPHT Finance 15, 2.25%, 3/17/18 (5)	200,000	199
HSBC Holdings, VR, 6.375%, 3/29/49	410,000	409
Humana, 3.85%, 10/1/24	210,000	212
Humana, 4.95%, 10/1/44	375,000	380
Hyatt Hotels, 3.375%, 7/15/23	90,000	86
IFC Development, 2.375%, 5/21/19	480,000	476
Imperial Tobacco Finance, 2.95%, 7/21/20 (5)	405,000	405
Imperial Tobacco Finance, 4.25%, 7/21/25 (5)	295,000	301
ING Bank, 2.45%, 3/16/20 (5)	200,000	200
ING Bank, VR, 4.125%, 11/21/23	410,000	421
Interpublic Group of Companies, 3.75%, 2/15/23	70,000	69
Interpublic Group of Companies, 4.00%, 3/15/22	165,000	166
Interpublic Group of Companies, 4.20%, 4/15/24	180,000	179
Intesa Sanpaolo, 3.125%, 1/15/16	200,000	201
Intesa Sanpaolo, 6.50%, 2/24/21 (5)	100,000	115
J.M. Smucker, 2.50%, 3/15/20	195,000	195
JPMorgan Chase, 3.875%, 9/10/24	845,000	849
Kaiser Permanente, 3.50%, 4/1/22	270,000	277
Keycorp, 2.90%, 9/15/20	530,000	531
Keysight Technologies, 4.55%, 10/30/24	335,000	320
Kimco Realty, 3.40%, 11/1/22	55,000	55
Liberty Mutual Group, 4.85%, 8/1/44 (5)	345,000	334
Life Technologies, 6.00%, 3/1/20	440,000	494
Lloyds TSB Bank, 6.50%, 9/14/20 (5)	720,000	844
Lockheed Martin, 3.55%, 1/15/26	280,000	282
Lockheed Martin, 3.60%, 3/1/35	80,000	71
Lockheed Martin, 3.80%, 3/1/45	200,000	178

LYB International Finance, 4.00%, 7/15/23	355,000	360
Marsh & McLennan, 2.35%, 3/6/20	240,000	239
Marsh & McLennan, 3.50%, 6/3/24	495,000	493
Marsh & McLennan, 3.50%, 3/10/25	150,000	148
Martin Marietta Materials, 4.25%, 7/2/24	295,000	295
Massachusetts Institute of Technology, 3.959%, 7/1/38	130,000	136
Mead Johnson Nutrition, 4.125%, 11/15/25	80,000	81
Medtronic, 2.75%, 4/1/23	70,000	69
Medtronic, 3.50%, 3/15/25	825,000	836
Medtronic, 4.625%, 3/15/45	345,000	357
MetLife, 4.75%, 2/8/21	100,000	111
Mitsubishi Trust & Banking, 2.65%, 10/19/20 (5)	295,000	295
Morgan Stanley, 3.75%, 2/25/23	720,000	744
Morgan Stanley, 5.50%, 7/28/21	815,000	923
Morgan Stanley, 7.30%, 5/13/19	1,265,000	1,473
Nationwide Building Society, 3.90%, 7/21/25 (5)	315,000	324
Newell Rubbermaid, 3.90%, 11/1/25	60,000	59
Newfield Exploration, 5.75%, 1/30/22	305,000	297
Noble Energy, 4.15%, 12/15/21	570,000	571
O'Reilly Automotive, 3.80%, 9/1/22	370,000	375
O'Reilly Automotive, 4.875%, 1/14/21	120,000	131
Omnicom Group, 3.65%, 11/1/24	410,000	410
Origin Energy Finance, 3.50%, 10/9/18 (5)	400,000	392
PepsiCo, 3.10%, 7/17/22	305,000	313
Pernod Ricard, 5.50%, 1/15/42 (5)	355,000	364
Perrigo, 2.30%, 11/8/18	200,000	198
Presidents & Fellows of Harvard University, 3.619%, 10/1/37	70,000	68
Priceline Group, 3.65%, 3/15/25	275,000	270
Principal Financial Group, VR, 4.70%, 5/15/55	295,000	296
Provident, 7.00%, 7/15/18	130,000	145

QVC, 3.125%, 4/1/19	525,000	518
QVC, 4.375%, 3/15/23	35,000	33
QVC, 4.85%, 4/1/24	165,000	160
QVC, 5.125%, 7/2/22	105,000	106
Reinsurance Group of America, 5.00%, 6/1/21	170,000	184
Reinsurance Group of America, 6.45%, 11/15/19	65,000	74
Reynolds American, 4.00%, 6/12/22	145,000	151
Reynolds American, 4.45%, 6/12/25	245,000	257
Reynolds American, 5.85%, 8/15/45	130,000	145
Roper Technologies, 3.00%, 12/15/20	210,000	210
Santander U.K., 2.875%, 10/16/20	165,000	165
Santander U.K., 5.00%, 11/7/23 (5)	690,000	720
SBA Tower Trust, 2.898%, 10/15/44 (5)	165,000	163
SBA Tower Trust, 2.933%, 12/15/42 (5)	50,000	50
SBA Tower Trust, 3.156%, 10/15/45 (5)	455,000	449
SBA Tower Trust, 3.869%, 10/15/49 (5)	290,000	289
Sempra Energy, 2.85%, 11/15/20	145,000	146
SES, 3.60%, 4/4/23 (5)	95,000	93
SESI, 6.375%, 5/1/19	410,000	398
SESI, 7.125%, 12/15/21	25,000	24
Shell International Finance, 2.125%, 5/11/20	320,000	318
Shell International Finance, 3.25%, 5/11/25	820,000	815
Simon Property Group, 2.50%, 9/1/20	355,000	357
Sirius XM Radio, 5.25%, 8/15/22 (5)	470,000	492
Solvay Finance, 4.45%, 12/3/25 (5)	250,000	250
Southern Power, 4.15%, 12/1/25	220,000	221
Spectra Energy Capital, 3.30%, 3/15/23	185,000	163
Standard Chartered Bank, 1.70%, 4/17/18 (5)	415,000	412
Telefonica Emisiones, 4.57%, 4/27/23	285,000	301
Tencent Holdings, 2.875%, 2/11/20 (5)	200,000	199

Tencent Holdings, 3.375%, 5/2/19 (5)	400,000	408
Thermo Fisher Scientific, 2.40%, 2/1/19	50,000	50
Thermo Fisher Scientific, 4.15%, 2/1/24	200,000	210
Time Warner Cable, 6.55%, 5/1/37	135,000	137
Time Warner Cable, 6.75%, 6/15/39	260,000	268
Time Warner Cable, 8.25%, 4/1/19	120,000	139
Transurban Finance, 4.125%, 2/2/26 (5)	55,000	54
Tyson Foods, 3.95%, 8/15/24	130,000	133
Tyson Foods, 4.50%, 6/15/22	100,000	106
U.S. Airways, Pass-Thru Trust, Series 2012-2A 4.625%, 12/3/26	281,327	294
U.S. Airways, Pass-Thru Trust, Series 2013-1A 3.95%, 5/15/27	113,077	114
U.S. Bank, 2.125%, 10/28/19	335,000	336
UBS Group Funding, 4.125%, 9/24/25 (5)	200,000	201
Union Pacific, 4.75%, 9/15/41	130,000	140
United Airlines, Pass-Thru Trust, ETC, 3.75%, 3/3/28	490,000	496
UnitedHealth Group, 3.35%, 7/15/22	130,000	134
UnitedHealth Group, 3.75%, 7/15/25	215,000	223
Unum Group, 4.00%, 3/15/24	180,000	181
Unum Group, 5.625%, 9/15/20	140,000	155
Verizon Communications, 4.272%, 1/15/36	205,000	188
Verizon Communications, 4.50%, 9/15/20	225,000	244
Verizon Communications, 6.40%, 9/15/33	775,000	906
VRX Escrow, 5.875%, 5/15/23 (5)	473,000	412
WEA Finance, 3.25%, 10/5/20 (5)	200,000	201
Western Gas Partners, 4.00%, 7/1/22	310,000	296
Williams Companies, 3.70%, 1/15/23	125,000	101
Williams Companies, 4.55%, 6/24/24	340,000	279
Williams Partners, 6.30%, 4/15/40	100,000	85
WPP Finance 2010, 3.625%, 9/7/22	105,000	107

WPP Finance 2010, 3.75%, 9/19/24	530,000	531
Total Corporate Bonds (Cost $65,126)		65,508

ASSET-BACKED SECURITIES 1.2%

Ally Auto Receivables Trust Series 2012-A, Class C 2.40%, 11/15/17 (5)	100,000	101
Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (5)	80,000	81
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19	180,000	180
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	530,000	527
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	345,000	346
AmeriCredit Automobile Receivables Trust Series 2013-2, Class D 2.42%, 5/8/19	150,000	151
AmeriCredit Automobile Receivables Trust Series 2013-5, Class C 2.29%, 11/8/19	205,000	206
AmeriCredit Automobile Receivables Trust Series 2015-4, Class C 2.88%, 7/8/21	75,000	75
Ascentium Equipment Receivables Series 2015-1A, Class A3 1.61%, 10/13/20 (5)	117,000	117
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (5)	265,000	263
Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (5)	120,000	123

Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (5)	165,000	165
Avis Budget Rental Car Funding Series 2014-2A, Class A 2.50%, 2/20/21 (5)	120,000	120
Avis Budget Rental Car Funding Series 2015-2A, Class A 2.63%, 12/20/21 (5)	325,000	324
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	100,000	100
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21	540,000	538
Cabela's Credit Card Master Trust Series 2012-1A, Class A1 1.63%, 2/18/20 (5)	105,000	105
Cabela's Credit Card Master Trust Series 2015-2, Class A1 2.25%, 7/17/23	355,000	354
Capital Auto Receivables Asset Trust Series 2014-1, Class C 2.84%, 4/22/19	35,000	35
Capital Auto Receivables Asset Trust Series 2014-2, Class A4 1.62%, 10/22/18	325,000	325
Capital Auto Receivables Asset Trust Series 2015-2, Class A3 1.73%, 9/20/19	235,000	234
Capital Auto Receivables Asset Trust Series 2015-3, Class A2 1.72%, 1/22/19	350,000	350
Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.01%, 7/20/20	30,000	30
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A 1.39%, 1/15/21	325,000	324

CarMax Auto Owner Trust Series 2013-3, Class A4 1.49%, 1/15/19	655,000	656
CarMax Auto Owner Trust Series 2014-1, Class B 1.69%, 8/15/19	30,000	30
CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	40,000	40
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (5)	109,076	109
Chase Issuance Trust Series 2015-A2, Class A 1.59%, 2/18/20	225,000	226
Citibank Credit Card Issuance Trust Series 2013-A2, Class A2, VR 0.492%, 5/26/20	400,000	398
CNH Equipment Trust Series 2012-D, Class B 1.27%, 5/15/20	135,000	135
CNH Wholesale Master Note Trust Series 2013-2A, Class A, VR 0.797%, 8/15/19 (5)	170,000	170
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (5)	198,500	198
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (5)	67,766	68
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (5)	243,268	243
Diamond Resorts Owner Trust Series 2015-1, Class A 2.73%, 7/20/27 (5)	248,529	247
Diamond Resorts Owner Trust Series 2015-2, Class A 2.99%, 5/22/28 (5)	145,000	145

Discover Card Master Trust I Series 2014-A5, Class A 1.39%, 4/15/20	635,000	636
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (5)	281,175	291
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (5)	111,916	110
Enterprise Fleet Financing Series 2015-2, Class A3 2.09%, 2/22/21 (5)	215,000	216
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (5)	18,065	18
Ford Credit Auto Owner Trust Series 2014-C, Class A4 1.56%, 2/15/20	80,000	80
Ford Credit Auto Owner Trust Series 2014-REV1, Class A 2.26%, 11/15/25 (5)	780,000	787
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class C 1.37%, 1/15/18	100,000	100
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class D 1.82%, 1/15/18	100,000	100
Fosse Master Issuer Series 2012-1A, Class 3A1, CMO, VR 1.815%, 10/18/54 (5)	150,000	152
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	210,000	212
GE Capital Credit Card Master Note Trust Series 2012-6, Class B 1.83%, 8/17/20	125,000	125
GM Financial Auto Lease Series 2015-3, Class A4 1.81%, 11/20/19	305,000	303

GreatAmerica Leasing Receivables Series 2014-1, Class A3 0.89%, 7/15/17 (5)	134,825	134
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (5)	155,584	153
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (5)	146,250	134
Honda Auto Receivables Owner Trust Series 2014-4, Class A4 1.46%, 10/15/20	65,000	65
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A4 1.66%, 7/15/19 (5)	405,000	404
Kubota Credit Owner Trust Series 2014-1A, Class A4 1.67%, 7/15/20 (5)	170,000	170
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (5)	47,363	47
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (5)	75,308	75
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (5)	170,000	169
MMAF Equipment Finance Series 2015-AA, Class A4 1.93%, 7/16/21 (5)	170,000	170
Nissan Auto Lease Trust Series 2015-B, Class A3 1.54%, 4/16/18	180,000	180
Nissan Auto Receivables Owner Trust Series 2015-B, Class A4 1.79%, 1/17/22	175,000	175
Nordstrom Private Label Credit Card Master Trust Series 2011-A, Class A 2.28%, 11/15/19 (5)	330,000	333

Sierra Receivables Funding Series 2014-2A, Class A 2.05%, 6/20/31 (5)	100,261	101
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (5)	339,216	337
Sierra Receivables Funding Series 2015-2A, Class A 2.43%, 6/20/32 (5)	230,468	228
Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (5)	95,889	95
SLM Student Loan Trust Series 2008-4, Class A4, VR 1.97%, 7/25/22	100,000	101
SLM Student Loan Trust Series 2008-5, Class A4, VR 2.02%, 7/25/23	250,000	252
SLM Student Loan Trust Series 2008-9, Class A, VR 1.82%, 4/25/23	174,275	175
Smart Trust Australia Series 2012-2USA, Class A4A 2.06%, 3/14/18 (5)	215,000	215
Smart Trust Australia Series 2012-4US, Class A4A 1.25%, 8/14/18	250,000	250
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	49,197	49
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	85,000	84
Smart Trust Australia Series 2014-1US, Class A4A 1.68%, 12/14/19	150,000	150
Smart Trust Australia Series 2015-1US, Class A3A 1.50%, 9/14/18	125,000	125

SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (5)	175,000	171
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (5)	200,000	200
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (5)	225,000	223
SunTrust Auto Receivables Trust Series 2015-1A, Class A3 1.42%, 9/16/19 (5)	515,000	513
SunTrust Auto Receivables Trust Series 2015-1A, Class A4 1.78%, 1/15/21 (5)	400,000	398
Synchrony Credit Card Master Note Trust Series 2013-1, Class B 1.69%, 3/15/21	385,000	383
Synchrony Credit Card Master Note Trust Series 2014-1, Class B 1.81%, 11/15/20	265,000	265
Synchrony Credit Card Master Note Trust Series 2014-1, Class C 1.91%, 11/15/20	125,000	125
Toyota Auto Receivables Owner Trust Series 2015-C, Class A4 1.69%, 12/15/20	270,000	271
Utility Debt Securitization Auth. Series 2013-T, Class T1 2.042%, 6/15/21	105,000	105
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (5)	580,000	583
Wheels Series 2014-1A, Class A3 1.46%, 3/20/23 (5)	200,000	199
Wheels Series 2015-1A, Class A2 1.27%, 4/22/24 (5)	285,000	284

World Omni Auto Lease Securitization Series 2014-A, Class B 1.65%, 4/15/20	160,000	160
Total Asset-Backed Securities (Cost $19,259)		19,220

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.2%

Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 6.039%, 7/10/44	155,000	157
Banc of America Commercial Mortgage Series 2006-5, Class AM 5.448%, 9/10/47	525,000	537
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 6.002%, 2/10/51	130,000	137
Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	106,130	110
Banc of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.628%, 2/25/34	15,940	16
Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 2.721%, 5/25/34	10,205	10
Banc of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 2.811%, 9/25/34	12,505	12
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 2.84%, 10/25/34	5,221	5
Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.937%, 11/25/35	83,449	77
Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 2.982%, 11/25/35	28,113	27

Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	6,077	6
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A4 3.635%, 10/10/47	490,000	504
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A4 3.192%, 4/10/48	520,000	515
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class A4 3.818%, 11/10/48	245,000	252
Citigroup Commercial Mortgage Trust Series 2015-P1, Class A2 3.039%, 9/15/48	595,000	612
Citigroup Commercial Mortgage Trust Series 2015-P1, Class A5 3.717%, 9/15/48	105,000	108
Cobalt Commercial Mortgage Trust Series 2007-C3, Class AM, ARM 5.959%, 5/15/46	60,000	63
Commercial Mortgage PTC Series 2006-C7, Class AM, ARM 5.986%, 6/10/46	110,000	112
Commercial Mortgage PTC Series 2008-LS1, Class A4B, ARM 6.228%, 12/10/49	112,233	116
Commercial Mortgage PTC Series 2014-CR21, Class A3 3.528%, 12/10/47	1,080,000	1,104
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.047%, 2/13/32 (5)	110,000	109
Commercial Mortgage PTC Series 2014-UBS5, Class A4 3.838%, 9/10/47	205,000	214
Commercial Mortgage PTC Series 2014-UBS6, Class A5 3.644%, 12/10/47	330,000	339

Commercial Mortgage PTC Series 2015-CR24, Class A5 3.696%, 8/10/55	750,000	773
Commercial Mortgage PTC Series 2015-LC21, Class B, ARM 4.457%, 7/10/48	210,000	214
Commercial Mortgage PTC Series 2015-LC21, Class C, ARM 4.457%, 7/10/48	125,000	117
Commercial Mortgage PTC Series 2015-LC23, Class A4 3.774%, 10/10/53	185,000	191
Commercial Mortgage PTC Series 2015-PC1, Class A2 3.148%, 7/10/50	80,000	83
Commercial Mortgage PTC Series 2015-PC1, Class A5 3.902%, 7/10/50	125,000	130
Commercial Mortgage PTC Series 2015-PC1, Class AM 4.29%, 7/10/50	65,000	69
Commercial Mortgage PTC Series 2015-PC1, Class B, ARM 4.591%, 7/10/50	105,000	107
Commercial Mortgage PTC Series 2015-PC1, Class C, ARM 4.591%, 7/10/50	85,000	78
Connecticut Avenue Securities Series 2015-C01, Class 1M1, CMO, ARM 1.721%, 2/25/25	40,424	40
Connecticut Avenue Securities Series 2015-C01, Class 2M1, CMO, ARM 1.721%, 2/25/25	13,680	14
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 1.826%, 1/25/34	19,141	18
Credit Suisse Mortgage Trust Series 2014-ICE, Class A, ARM 1.05%, 4/15/27 (5)	100,000	100

CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	105,000	108
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.043%, 9/19/44	51,531	48
FREMF Mortgage Trust Series 2015-K43, Class B, ARM 3.863%, 2/25/48 (5)	60,000	59
FREMF Mortgage Trust Series 2015-K45, Class B, ARM 3.714%, 4/25/48 (5)	145,000	131
FREMF Mortgage Trust Series 2015-K46, Class B, ARM 3.819%, 4/25/48 (5)	250,000	222
FREMF Mortgage Trust Series 2015-K48, Class B, ARM 3.76%, 6/25/25 (5)	150,000	137
FREMF Mortgage Trust Series 2015-K49, Class B, ARM 3.848%, 10/25/48 (5)	125,000	113
FREMF Mortgage Trust Series 2015-K718, Class B, ARM 3.669%, 2/25/22 (5)	260,000	248
FREMF Mortgage Trust Series 2015-K720, Class B, ARM 3.389%, 7/25/22 (5)	325,000	291
GMAC Commercial Mortgage Securities Series 2006-C1, Class AM, ARM 5.29%, 11/10/45	190,000	190
Goldman Sachs Mortgage Securities II Series 2012-GCJ9, Class A3 2.773%, 11/10/45	125,000	124
Goldman Sachs Mortgage Securities Trust Series 2015-GC34, Class A4 3.506%, 10/10/48	295,000	299
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.491%, 7/25/44 (5)	113,044	112

Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	215,000	222
Greenwich Capital Commercial Funding Series 2007-GG9, Class AMFX 5.475%, 3/10/39	290,000	298
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 0.651%, 6/25/35	175,548	166
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C19, Class AS, ARM 4.243%, 4/15/47	125,000	133
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C24, Class A5 3.639%, 11/15/47	65,000	67
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C28, Class A4 3.227%, 10/15/48	535,000	530
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A2 3.087%, 7/15/48	35,000	36
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A5 3.822%, 7/15/48	320,000	332
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C31, Class A3 3.801%, 8/15/48	265,000	274
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB16, Class A4 5.552%, 5/12/45	166,031	168
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP8, Class AJ, ARM 5.48%, 5/15/45	30,000	31
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.883%, 2/12/49	445,000	462
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	380,000	396

JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class AM, ARM 6.209%, 2/15/51	295,000	312
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	155,000	155
JPMorgan Chase Commercial Mortgage Securities Series 2013-C16, Class A4, ARM 4.166%, 12/15/46	305,000	328
JPMorgan Chase Commercial Mortgage Securities Series 2013-LC11, Class A5 2.96%, 4/15/46	90,000	90
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	76,906	77
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM, ARM 5.493%, 2/15/40	630,000	652
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.269%, 4/15/41	95,000	99
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4, ARM 6.03%, 6/12/50	165,000	171
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class A4 3.306%, 4/15/48	290,000	289
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	35,000	36
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class B, ARM 4.50%, 5/15/48	65,000	66
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class C, ARM 4.50%, 5/15/48	45,000	43
Morgan Stanley Capital I Series 2007-HQ11, Class AJ, ARM 5.508%, 2/12/44	140,000	142

Morgan Stanley Capital I Series 2015-MS1, Class A4 3.779%, 5/15/48	195,000	202
Morgan Stanley Capital I Series 2015-MS1, Class AS, ARM 4.163%, 5/15/48	25,000	26
Morgan Stanley Capital I Series 2015-MS1, Class B, ARM 4.163%, 5/15/48	60,000	59
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.621%, 8/25/24	250,000	253
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.421%, 9/25/24	250,000	248
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M2, CMO, ARM 2.871%, 10/25/24	250,000	254
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 2.621%, 1/25/25	250,000	253
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 2.071%, 10/25/27	305,000	302
Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M2, CMO, ARM 2.821%, 12/25/27	295,000	295
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 3.071%, 4/25/28	250,000	252
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2, CMO, ARM 2.421%, 3/25/25	250,000	250
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 2.171%, 5/25/25	250,000	245
Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2, CMO, ARM 2.871%, 3/25/28	290,000	290

Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	14,686	15
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (5)	196,609	197
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (5)	242,581	243
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (5)	148,199	147
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, 12/15/43	410,000	424
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.58%, 9/25/35	4,034	4
Wells Fargo Commercial Mortgage Trust Series 2015-C29, Class A4 3.637%, 6/15/48	340,000	350
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class C, ARM 4.056%, 4/15/50	145,000	137
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A2 3.02%, 7/15/58	135,000	139
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A5 3.767%, 7/15/58	235,000	243
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class AS 4.121%, 7/15/58	45,000	47
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class B, ARM 4.394%, 7/15/58	70,000	72
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class C, ARM 4.394%, 7/15/58	40,000	38

Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, 12/15/47	230,000	238
Wells Fargo Mortgage Backed Securitization Trust Series 2003-O, Class 5A1, CMO, ARM 2.675%, 1/25/34	17,366	18
Wells Fargo Mortgage Backed Securitization Trust Series 2004-G, Class A3, CMO, ARM 2.727%, 6/25/34	6,334	6
WF-RBS Commercial Mortgage Trust Series 2013-C13, Class A4 3.001%, 5/15/45	210,000	210
WF-RBS Commercial Mortgage Trust Series 2014-C19, Class AS 4.271%, 3/15/47	165,000	176
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 5/15/47	205,000	217
Total Non-U.S. Government Mortgage-Backed Securities (Cost $20,897)		20,583

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 3.5%

U.S. Government Agency Obligations 2.4% (6)

Federal Home Loan Mortgage		
1.426%, 8/25/17	75,000	75
1.875%, 4/25/22	106,640	107
2.50%, 11/1/27 - 5/1/30	1,263,124	1,284
3.00%, 12/1/42 - 7/1/43	1,550,334	1,559
3.50%, 8/1/42 - 1/1/44	1,604,752	1,666
4.00%, 6/1/24 - 8/1/45	2,654,259	2,816
4.50%, 11/1/18 - 10/1/41	1,607,713	1,738
5.00%, 10/1/18 - 8/1/40	635,401	696
5.50%, 3/1/18 - 1/1/40	21,079	22
6.00%, 10/1/16 - 8/1/38	188,882	214
6.50%, 3/1/32 - 9/1/32	64,266	73

7.00%, 6/1/32	595	1
Federal Home Loan Mortgage, ARM		
2.245%, 1/1/36	3,531	4
2.339%, 1/1/37	13,795	15
2.407%, 2/1/37	68,342	73
2.475%, 7/1/35	10,119	11
2.535%, 9/1/32	410	—
2.59%, 2/1/37	56,296	60
2.617%, 11/1/35	10,065	11
Federal National Mortgage Assn.		
2.50%, 10/1/27 - 3/1/43	2,159,617	2,177
3.00%, 1/1/27 - 11/1/43	5,051,517	5,115
3.50%, 5/1/42 - 9/1/45	4,079,531	4,237
4.00%, 3/1/24 - 9/1/43	2,694,244	2,866
4.50%, 5/1/19 - 12/1/45	2,945,125	3,185
5.00%, 9/1/19 - 11/1/44	2,210,509	2,444
5.50%, 9/1/23 - 9/1/41	1,754,794	1,974
6.00%, 6/1/21 - 5/1/42	1,363,388	1,549
6.50%, 5/1/17 - 5/1/40	362,636	417
Federal National Mortgage Assn., ARM		
2.465%, 12/1/35	8,901	9
2.581%, 12/1/35	7,081	8
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	3,162	1
Federal National Mortgage Assn., TBA		
2.50%, 1/1/27	270,000	274
4.00%, 1/1/40	4,410,000	4,679
		39,360
U.S. Government Obligations 1.1%		
Government National Mortgage Assn.		
2.50%, 12/20/42 - 7/20/43	1,475,981	1,446

3.00%, 8/20/42 - 7/20/45	2,055,394	2,096
3.50%, 3/20/43 - 8/20/45	4,835,572	5,062
4.00%, 9/20/40 - 9/20/45	1,584,918	1,693
4.50%, 11/20/39 - 5/20/45	1,395,591	1,514
5.00%, 7/20/39 - 1/20/45	1,558,670	1,706
5.50%, 1/20/36 - 6/20/44	543,150	610
6.00%, 11/20/33	26,939	30
6.50%, 3/15/26 - 12/20/33	4,063	4
7.00%, 2/15/30	5,801	6
8.00%, 4/15/22 - 10/20/25	2,042	2
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39	167,275	23
4.00%, 5/20/37 - 2/20/43	358,410	57
4.50%, 11/20/37 - 12/20/39	294,553	24
Government National Mortgage Assn., TBA		
3.50%, 1/1/41	2,950,000	3,082
4.00%, 1/1/40 - 1/1/41	710,000	754
		18,109
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $57,087)		57,469

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 2.4%

U.S. Treasury Obligations 2.4%

U.S. Treasury Bonds, 3.00%, 11/15/44	2,630,000	2,635
U.S. Treasury Bonds, 3.00%, 5/15/45	1,675,000	1,677
U.S. Treasury Bonds, 3.125%, 2/15/43	3,170,000	3,264
U.S. Treasury Bonds, 3.375%, 5/15/44	1,295,000	1,397
U.S. Treasury Bonds, 4.625%, 2/15/40	590,000	772
U.S. Treasury Bonds, 5.375%, 2/15/31	295,000	402
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	934,334	901

U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	2,207,932	2,205
U.S. Treasury Notes, 0.50%, 7/31/16	915,000	915
U.S. Treasury Notes, 0.625%, 11/30/17	1,410,000	1,401
U.S. Treasury Notes, 1.25%, 10/31/18	7,515,000	7,525
U.S. Treasury Notes, 1.50%, 5/31/19	6,910,000	6,940
U.S. Treasury Notes, 1.625%, 8/31/19 (7)	5,995,000	6,038
U.S. Treasury Notes, 2.00%, 8/31/21	1,580,000	1,594
U.S. Treasury Notes, 2.00%, 2/15/25	730,000	717
U.S. Treasury Notes, 2.625%, 4/30/16	1,115,000	1,126
		39,509
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $38,911)		39,509

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.3%

Autoridad del Canal de Panama, 4.95%, 7/29/35 (5)	200,000	208
CCCI Treasure, FRN, 3.50%, 12/29/49	200,000	199
CNOOC Finance 2015, 3.50%, 5/5/25	325,000	314
CRCC Yupeng, FRN, 3.95%, 2/28/49	200,000	204
DP World, 6.85%, 7/2/37	100,000	102
Ecopetrol, 4.125%, 1/16/25	215,000	183
Ecopetrol, 5.875%, 5/28/45	35,000	28
Government of Bermuda, 4.854%, 2/6/24 (5)	200,000	209
Government of Bermuda, 5.603%, 7/20/20 (5)	200,000	221
KazMunayGas National, 9.125%, 7/2/18	120,000	134
KfW, 0.50%, 4/19/16	236,000	236
Kingdom of Morocco, 4.25%, 12/11/22 (5)	200,000	198
Pertamina, 6.45%, 5/30/44 (5)	200,000	182
Perusahaan Listrik Negar, 5.50%, 11/22/21	200,000	205
Petroleos Mexicanos, 3.50%, 7/18/18	185,000	187

Petroleos Mexicanos, 3.50%, 7/23/20 (5)	145,000	143
Petroleos Mexicanos, 4.875%, 1/24/22	445,000	447
Petroleos Mexicanos, 5.50%, 6/27/44 (5)	155,000	129
Petroleos Mexicanos, 6.50%, 6/2/41	120,000	114
Province of Manitoba, 1.30%, 4/3/17	165,000	165
Province of Manitoba, 3.05%, 5/14/24	75,000	76
Province of Ontario, 1.20%, 2/14/18	80,000	80
Province of Ontario, 2.50%, 9/10/21	460,000	462
Republic of Colombia, 2.625%, 3/15/23	200,000	180
Republic of Indonesia, 4.875%, 5/5/21 (5)	200,000	208
Republic of Slovenia, 5.85%, 5/10/23	205,000	235
Republic of South Africa, 5.50%, 3/9/20	130,000	138
Swedish Export Credit, 5.125%, 3/1/17	150,000	158
Total Foreign Government Obligations & Municipalities (Cost $5,434)		5,345
MUNICIPAL SECURITIES 0.3%		
California 0.1%		
Bay Area Toll Auth., Build America, 6.263%, 4/1/49	245,000	328
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	175,000	222
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	100,000	137
Los Angeles Community College Dist., Build America 6.75%, 8/1/49	215,000	306
San Diego County Water Auth., Build America, Series B 6.138%, 5/1/49	60,000	77
		1,070
Colorado 0.0%		
Denver School Dist. No. 1, Public Schools, COP, Series B 4.242%, 12/15/37	65,000	65
		65

District of Columbia 0.0%		
District of Columbia, Income Tax, Build America, Series E 5.591%, 12/1/34	25,000	30
		30
Florida 0.0%		
Florida Board of Administration Fin. Corp. Hurricane Catastrophe Fund, Series A, 1.298%, 7/1/16	125,000	126
Florida Board of Administration Fin. Corp. Hurricane Catastrophe Fund, Series A, 2.995%, 7/1/20	140,000	142
		268
Illinois 0.0%		
Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	90,000	114
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	150,000	172
		286
Maryland 0.0%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	80,000	98
Maryland Transportation Auth., Build America, Series B 5.754%, 7/1/41	195,000	235
		333
Massachusetts 0.0%		
Massachusetts, Build America, Series D, 4.50%, 8/1/31	90,000	97
		97
New York 0.1%		
Metropolitan Transportation Auth., Dedicated Tax Fund, Build America, 7.336%, 11/15/39	25,000	36
New York City, Build America, Series F1, 6.271%, 12/1/37	235,000	303
New York City, Build America, Series H-1, 5.846%, 6/1/40	90,000	113
New York City Municipal Water Fin. Auth., Water & Sewer, Build America, 5.952%, 6/15/42	55,000	71

New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	325,000	392
Port Auth. of New York & New Jersey, 4.458%, 10/1/62	275,000	267
		1,182
North Carolina 0.0%		
North Carolina Eastern Municipal Power Agency 1.561%, 7/1/17	80,000	80
North Carolina Eastern Municipal Power Agency 2.003%, 7/1/18	10,000	10
Univ. of North Carolina Board of Governors, UNC Chapel Hill 3.847%, 12/1/34	445,000	462
		552
Ohio 0.0%		
JobsOhio Beverage System, Liquid Profit, Series B 4.532%, 1/1/35	225,000	238
		238
Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	40,000	48
		48
South Carolina 0.0%		
South Carolina Public Service Auth., Taxable Obligation Series E, 4.322%, 12/1/27	115,000	123
		123
Texas 0.0%		
Texas Transportation Commission, 1st Tier, Build America Series B, 5.178%, 4/1/30	140,000	165
		165
Utah 0.0%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	175,000	222
		222

SECURITIES LENDING COLLATERAL 0.3%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.2%

Short-Term Funds 0.2%

T. Rowe Price Short-Term Reserve Fund, 0.08% (9)(10)	464,068	4,641
Total Investments through Securities Lending Program with JPMorgan Chase Bank		4,641

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Reserve Fund, 0.08% (9)(10)	97,471	975
Total Investments through Securities Lending Program with State Street Bank and Trust Company		975
Total Securities Lending Collateral (Cost $5,616)		5,616
Total Investments in Securities 100.6% of Net Assets (Cost $1,336,939)		**$ 1,670,613**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is on loan at November 30, 2015 -- total value of such securities at period-end amounts to $5,362. See Note 4.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $359 and represents 0.0% of net assets.
(4) Level 3 in fair value hierarchy. See Note 2.
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $29,875 and represents 1.8% of net assets.
(6) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(7) At November 30, 2015, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(8)	SEC 30-day yield
(9)	Affiliated Company
(10)	Seven-day yield
ADR	American Depository Receipts
ARM	Adjustable Rate Mortgage
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CMO	Collateralized Mortgage Obligation
COP	Certificate of Participation
DKK	Danish Krone
ETC	Equipment Trust Certificate
EUR	Euro
FRN	Floating-Rate Note
GBP	British Pound
GDR	Global Depository Receipts
HKD	Hong Kong Dollar
IO	Interest Only security for which the fund receives interest on notional principal.
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PTC	Pass-Through Certificate
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	To Be Announced purchase commitment; TBAs totaled $8,789 (0.5% of net assets) at period-end - see Note 4.
TWD	Taiwan Dollar
VR	Variable Rate; rate shown is effective rate at period-end.

TBA SALES COMMITMENTS (0.1)%

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES (0.1)%

U.S. Government Agency Obligations (0.1)% (6)

Federal National Mortgage Assn., 3.00%, 1/1/42	965,000	(969)
Total TBA Sales Commitments (Proceeds $(964))		(969)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Growth Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 80% stocks and 20% bonds and money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the six months ended November 30, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2015, totaled $16,000 for the six months ended November 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2015, the fund held interest rate futures with cumulative unrealized gain of $2,000 and cumulative unrealized loss of $28,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults.

For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2015, securities valued at $121,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying securities within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2015, the notional amount of protection sold by the fund totaled $350,000 (0.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 9% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2015, no collateral was pledged by the fund or counterparties for TBAs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2015, the value of loaned securities was $5,362,000; the value of cash collateral and related investments was $5,616,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $363,617,000 and $310,627,000, respectively, for the six months ended November 30, 2015. Purchases and sales of U.S. government securities aggregated $133,088,000 and $143,423,000, respectively, for the six months ended November 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2015, the cost of investments for federal income tax purposes was $1,354,032,000. Net unrealized gain aggregated $316,502,000 at period-end, of which $390,863,000 related to appreciated investments and $74,361,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2015, expenses incurred pursuant to these service agreements were $49,000 for Price Associates; $357,000 for T. Rowe Price Services, Inc.; and $270,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2015, are as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2016